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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2005


                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                       0-25620                41-1459569
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition.

                  On February 24, 2005, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three months and twelve months ended December 31, 2004. In addition, the press release contained information regarding a conference call to be held February 24, 2005 during which ASV intends to discuss its financial results for the three months and twelve months ended December 31, 2004 and its outlook for fiscal 2005.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

Item 9.01         Financial Statements and Exhibits.

                  c.       Exhibits

                  The following exhibit is being furnished herewith

                  Exhibit      Description of Exhibit
                  -------      --------------------------------------
                   99          Press release dated February 24, 2005


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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 24, 2005



                                      A.S.V., Inc.


                                      By: /s/ Gary Lemke
                                         ---------------------------------------
                                          Its:  Chief Executive Officer
                                              ----------------------------------





                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ----------------------

            99        Press release dated February 24, 2005